Exhibit 99.2 Portland General Electric Earnings Conference call Fourth quarter and full-year 2019

Cautionary statement Information current as of February 14, 2020 Except as expressly noted, the information in this presentation is current as of February 14, 2020 — the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2019 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-looking statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the company’s customer information system or operating systems, which may affect customer bills or other aspects of our operations. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Maria Pope presenting today President and CEO On today's call • Financial performance • Accomplishments • Economic and legislative update • 2019 Integrated Resource Plan • Earnings guidance Jim Lobdell • Financial update Senior VP of Finance, CFO & Treasurer 3

2019 earnings results Q4 2019 Q4 2018 FY 2019 FY 2018 Net income (in $ millions) $61 $49 $214 $212 Diluted earnings per share (EPS) $0.68 $0.55 $2.39 $2.37 $0.82 $0.68 $0.72 $0.61 $0.59(1) $0.51 $0.55 $0.28 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2019 Diluted EPS: 2018 Diluted EPS: $2.39 $2.37 4 (1) Includes $0.10 related to the Carty Generating Station cash settlement

2019 accomplishments Delivered exceptional Advanced our Continued to customer service and integrated grid decarbonize our power products initiatives supply Launched our Peak Time Furthered engineering and Executed contract for the Rebate Program with over construction on our Field Wheatridge Renewable 75,000 customers enrolled Area Network Energy facility Introduced Green Future Broke ground on our Received Q1 2020 approval Impact Program signing 17 Integrated Operations Center of transportation participants and 165 MW of electrification plan demand Advanced energy storage projects throughout our Launched smart grid testbed system in three cities 5

Economic and legislative update Economic • High tech manufacturing and digital services continue to contribute to revenue growth • Unemployment rate of 3.2%, below the national average of 3.5%(1) • Oregon ranked 10th in the rate of net in–migration for 2019(2) Legislative • Cap and trade: SB 1530 • Transportation electrification: HB 4066 (1) PGE-3 County Average, December 2019, Source: State of Oregon Employment Department 56 (2) State of Oregon Employment Department

2019 Integrated Resource Plan Regulatory timeline July 2019 Q3-Q4 2019 Q1 2020 IRP filed Comments filed by Staff/ Staff memorandum and Stakeholders/PGE final order expected Action Plan: • Renewable resource actions ◦ Renewable resources of up to 150 MWa estimated online in 2024 • Capacity resource actions ◦ Evaluating mid-term capacity procurements through bilateral solicitation ◦ Seeking new non-emitting dispatchable capacity • Regulatory process for RFP design and independent evaluator selection with RFP(s) to follow 7

2019 earnings bridge


$2.37
$0.23
$0.03
$(0.09)
$(0.04)
$(0.02)
$(0.07)
$(0.02)
$2.39
2018
Revenues, purchased power and fuel, decoupling
Weather
Operating expenses
Carty
Depreciation and amortization and other
Production tax credits
Other
2019

Note: Values shown represent diluted earnings per share
(1) Revenues include retail revenues, wholesale revenues and other operating revenues

8

2020 earnings guidance 2020 EPS • Increase in retail deliveries of approximately 0.5% - Guidance: 1.5%, weather-adjusted • Average hydro conditions for the year $2.50 • Wind generation for the year based on five years of - historic levels or forecast studies when historical data $2.65 is not available • Normal thermal plant operations Long-Term • Operating and maintenance costs between EPS $590 million and $610 million Guidance: • Depreciation and amortization expense between $415 million and $435 million 4% - 6% 9

Liquidity and financing Total Liquidity 2019 Ratings S&P Moody's (as of 12/31/19) (in $ millions) Credit Facilities $ 500 Senior Secured A A1 Letters of Credit 165 Senior Unsecured BBB+ A3 Cash 30 Commercial Paper A-2 Prime-2 Available $ 695 Outlook Positive Stable Financings Q1 2020 Q2 2020 Q3 2020 Q4 2020 First Mortgage Issuing up to Issuing up to Issuing up to Bonds $120 million $100 million $180 million 10

Appendix 11

Capital planning $890 800 700 600 $595 $500 $500 $500 500 400 300 200 100 0 2020 2021 2022 2023 2024 Ongoing capital expenditures Wheatridge Renewable Energy Facility Integrated Operations Center Investments include: • Updating, replacing aging generation, transmission and distribution equipment • Building a smarter, more resilient grid • Investments to construct the Integrated Operations Center • Adding 100 MW of wind generation at Wheatridge Renewable Energy Facility 12 Note: Capital expenditures for 2020 through 2024 exclude allowance for funds used under construction. Dollar values in millions.